Exhibit 99.1

Foundation HealthCare Reports
Third Quarter 2014 Financial Results

OKLAHOMA CITY, OK--(October 29, 2014) – Foundation Healthcare, Inc. (OTC Markets: FDNH), which focuses on the development and management of surgical hospitals and related ancillary services, announced today the Company’s financial results for the third quarter which ended September 30, 2014.

Highlights include:

•	Revenue of $27.4 million for the quarter; a 16% increase over the third quarter of 2013.
•	Adjusted EBITDA of $3.5 million for the third quarter of 2014, compared to $2.8 million in the prior year quarter, a 26% increase.
•	Debt refinancing resulted in a 41% decrease in interest expense compared to the third quarter of 2013.
•	Net income attributable to Foundation HealthCare of $354,000 for the quarter is the best operating result since the Graymark transaction in mid 2013.

“This was a very good quarter for Foundation Healthcare as we recorded a 15% increase in revenue at our majority owned hospitals compared to the third quarter of 2013; with a corresponding 22% growth in EBITDA at these hospitals,” stated Stanton Nelson, CEO of Foundation Healthcare, Inc. “In an industry faced with many challenges, we believe these results validate the growth strategy and fiscal discipline implemented at Foundation within the last 18 months. In addition, I continue to be very pleased with the job our clinical teams are doing as we again produced outstanding clinical results at our hospitals.  Patient care is always our number one priority and with our patient satisfaction results again exceeding 95%, our clinical teams should be commended.”

“Looking forward, the fourth quarter is typically one of the best quarters of the year for Foundation, and given the third quarter results, we are optimistic about the continued growth in revenue and EBITDA at our majority-owned facilities,” noted Mr. Nelson.

Third Quarter 2014 Financial Results:

Net revenues in the third quarter of 2014 were $27.4 million, up from $23.6 million in the third quarter of 2013.  Our net revenues are composed of patient services, management fees from affiliates, and other revenue less our provision for doubtful accounts.  Patient services revenue (net of the provision for doubtful accounts) increased $3.6 million, or 17%, to $24.6 million during the three months ended September 30, 2014 as compared to $21.0 million in the same period of 2013.  The increase was primarily due to increased revenue at our El Paso hospital generated by more complex cases and increased revenues from ancillary services.

Operating expenses for the third quarter of 2013 were $44.4 million which included a one-time goodwill impairment charge of $20.8 million resulting from the transaction with Graymark.  Operating expenses during the third quarter of 2013, excluding this impairment charge were $23.5 million compared to $26.1 million in the third quarter of 2014.  This $2.6 million differential is due primarily to increased purchased services cost directly related to the increased net revenues generated from ancillary services such as laboratory and pharmacy.

Our operations resulted in net income attributable to Foundation Healthcare common stock of $0.2 million during the third quarter of 2014, compared to a net loss of $16.6 million during the third quarter of 2013.

Adjusted EBITDA of $3.5 million for the 2014 third quarter compared to $2.8 million in the third quarter of 2013

As of September 30, 2014, cash and cash equivalents totaled $3.6 million, compared to $1.9 million at June 30, 2014.

Conference Call

Foundation's CEO Stanton Nelson, and CFO, Hugh King will host a conference call today, followed by a question and answer period.

Date: Wednesday, October 29th

Time: 4:30 p.m. Eastern time

Dial-In Number: (877) 300-8521

The conference call will be broadcast live at the investor relations section of the Company's website at www.fdnh.com. Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.  In addition, the replay will be available after the call at same website link above or by calling (877) 870-5176 using passcode: 10054950.

About Foundation Healthcare

Headquartered in Oklahoma City, Okla., Foundation Healthcare, Inc. (OTCQB: FDNH) focuses on the development and management of surgical hospitals and the inclusion of ancillary service lines. These additional service lines, such as hyperbarics, sleep labs, intraoperative monitoring, imaging and robotic surgery, truly make the Foundation specialty hospital environment unique.

The Company is also an industry leading ASC management and development company focused on partnering with physicians and employees to create an outstanding patient experience, while maximizing partner and shareholder value. The Company is a leader in offering turnkey management and development solutions for physician partners, as well as creating an optimal experience for the patients we serve.  For more information, visit www.fdnh.com.

Reg. G disclaimer – reconciling GAAP Net Income with EBITDA and Adjusted EBITDA

Foundation is providing EBITDA information, which is defined as net income plus interest, income taxes, depreciation and amortization expense and earnings or losses from discontinued operations, and Adjusted EBITDA which is defined as EBITDA plus impairment charges and stock compensation minus extraordinary gain, net of tax.  EBITDA and Adjusted EBITDA are a complement to our GAAP results.  EBITDA and Adjusted EBITDA are commonly used by management and investors as a measure of leverage capacity, debt service ability and liquidity.  EBITDA and Adjusted EBITDA are not considered a measure of financial performance under U.S. generally accepted accounting principles (GAAP), and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing our financial performance.  EBITDA and Adjusted EBITDA should not be considered in isolation or as an alternative to, or superior to, such GAAP measures as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity.  Reconciliations of non-GAAP financial measures are provided in the news release in the accompanying tables.  Since EBITDA and Adjusted EBITDA are not a measure determined in accordance with GAAP and is susceptible to varying calculations, EBITDA, and Adjusted EBITDA as presented, may not be comparable to other similarly titled measures of other companies.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on the Company's current expectations, forecasts and assumptions. Forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the Company's expectations, forecasts and assumptions. These risks and uncertainties include risks and uncertainties not in the control of the Company, including, without limitation, the risk that Company will maintain enough liquidity to execute its business plan, continue as a going concern, the Company’s ability to continue growth in revenue and EBITDA at its majority-owned facilities and other risks including those enumerated and described in the Company's filings with the Securities and Exchange Commission, which filings are available on the SEC's website at www.sec.gov. Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Company Contact:

Foundation Healthcare, Inc.
Stanton Nelson
Chief Executive Officer
Tel 405-608-1715

FOUNDATION HEALTHCARE, INC.

Reconciliation of Income (Loss) from Continuing Operations to EBITDA from Continuing Operations

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Income (loss) from continuing operations, net of taxes	$1,682,098	$(20,859,729)	$12,878	$(21,122,458)
EBTIDA adjustments:
Plus: Interest expense, net	324,700	552,763	1,329,932	1,575,535
Plus: Provision (benefit) for income taxes	—	961,105	(852,005)	961,105
Plus: Depreciation and amortization	1,320,527	1,290,779	4,204,828	3,636,840
Total EBITDA adjustments	1,645,227	2,804,647	4,682,755	6,173,480
EBITDA from continuing operations	$3,327,325	$(18,055,082)	$4,695,633	$(14,948,978)

EBTIDA from continuing operations	$3,327,325	$(18,055,082)	$4,695,633	$(14,948,978)
Adjusted EBITDA adjustment
Plus: Impairment of goodwill	—	20,847,608	—	20,847,608
Plus: Stock compensation expense	185,171	—	1,191,286	—
Total Adjusted EBITDA adjustments	185,171	20,847,608	1,191,286	20,847,608
Adjusted EBITDA	$3,512,496	$2,792,526	$5,886,919	$5,898,630

FOUNDATION HEALTHCARE, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

	September 30,	December 31,
	2014	2013
ASSETS
Cash and cash equivalents	$3,567,951	$4,212,076
Accounts receivable, net of allowances for doubtful accounts of $2,718,795 and $4,778,915, respectively	14,294,779	12,755,642
Receivables from affiliates	1,023,700	848,002
Supplies inventories	1,966,799	1,931,142
Prepaid and other current assets	6,091,756	4,302,885
Current assets from discontinued operations	174,964	518,629
Total current assets	27,119,949	24,568,376
Property and equipment, net	11,222,042	12,073,986
Equity method investments in affiliates	5,498,967	5,699,093
Intangible assets, net	9,595,917	11,138,621
Goodwill	973,927	973,927
Other assets	449,436	244,598
Other assets from discontinued operations	383,862	576,228
Total assets	$55,244,100	$55,274,829
LIABILITIES, PREFERRED NONCONTROLLING INTEREST AND SHAREHOLDERS’ DEFICIT
Liabilities:
Accounts payable	$9,857,019	$11,648,987
Accrued liabilities	8,024,252	3,914,915
Preferred noncontrolling interests dividends payable	197,358	195,411
Short term debt	253,530	5,664,827
Current portion of long-term debt	4,050,498	7,919,179
Other current liabilities	2,260,850	4,591,587
Current liabilities from discontinued operations	1,188,224	5,620,697
Total current liabilities	25,831,731	39,555,603
Long-term debt, net of current portion	23,843,579	10,031,732
Other liabilities	15,343,797	12,255,809
Other liabilities from discontinued operations	—	9,969
Total liabilities	65,019,107	61,853,113
Preferred noncontrolling interest	8,700,000	8,700,000
Commitments and contingencies (Note 9)
Foundation Healthcare shareholders’ deficit:
Preferred stock $0.0001 par value, 10,000,000 authorized; no shares issued and outstanding	—	—
Common stock $0.0001 par value, 500,000,000 shares authorized; 171,373,381 and 163,834,886 issued and outstanding, respectively	17,260	16,383
Paid-in capital	19,117,730	18,241,756
Accumulated deficit	(38,419,772)	(35,171,315)
Total Foundation Healthcare shareholders’ deficit	(19,284,782)	(16,913,176)
Noncontrolling interests	809,775	1,634,892
Total deficit	(18,475,007)	(15,278,284)
Total liabilities, preferred noncontrolling interest and shareholders’ deficit	$55,244,100	$55,274,829

FOUNDATION HEALTHCARE, INC.

Condensed Consolidated Statements of Operations

For the Three Months Ended September 30, 2014 and 2013

(Unaudited)

	2014	2013
Net Revenues:
Patient services	$26,183,803	$21,724,423
Provision for doubtful accounts	(1,562,147)	(682,319)
Net patient services revenue	24,621,656	21,042,104
Management fees from affiliates	1,352,909	1,460,163
Other revenue	1,450,021	1,048,381
Revenues	27,424,586	23,550,648
Equity in earnings of affiliates	616,959	1,448,898
Operating Expenses:
Salaries and benefits	7,339,528	6,974,734
Supplies	6,748,785	6,659,330
Other operating expenses	10,655,907	8,609,650
Impairment of goodwill	—	20,847,608
Depreciation and amortization	1,320,527	1,290,779
Total operating expenses	26,064,747	44,382,101
Other Income (Expense):
Interest expense, net	(324,700)	(552,763)
Other income (expense)	30,000	36,694
Net other (expense)	(294,700)	(516,069)
Income (loss) from continuing operations, before taxes	1,682,098	(19,898,624)
Provision for income taxes	—	(961,105)
Income (loss) from continuing operations, net of taxes	1,682,098	(20,859,729)
Loss from discontinued operations, net of tax	(119,785)	(196,705)
Extraordinary gain, net of tax, attributable to Foundation Healthcare	—	4,872,746
Extraordinary gain, net of tax, attributable to noncontrolling interests	—	2,094,856
Net income (loss)	1,562,313	(14,088,832)
Less: Net income attributable to noncontrolling interests	1,208,648	2,402,532
Net income (loss) attributable to Foundation Healthcare	353,665	(16,491,364)
Preferred noncontrolling interests dividends	(199,502)	(121,414)
Net income (loss) attributable to Foundation Healthcare common stock	$154,163	$(16,612,778)
Earnings per common share (basic and diluted):
Net income (loss) attributable to continuing operations attributable to Foundation Healthcare common stock	$0.00	$(0.13)
Loss from discontinued operations, net of tax	0.00	0.00
Extraordinary gain, net of tax, attributable to Foundation Healthcare	0.00	0.03
Net income (loss) per share, attributable to Foundation Healthcare common stock	$0.00	$(0.10)
Weighted average number of common and diluted shares outstanding	171,824,731	162,703,399
Pro forma income information (Note 3):
Pro forma provision for income taxes		$(1,008,978)
Pro forma net income attributable to noncontrolling interests		$2,401,087
Pro forma net income attributable to Foundation Healthcare common stock		$(16,537,792)
Pro forma basic and diluted net income per share		$(0.10)

FOUNDATION HEALTHCARE, INC.

Condensed Consolidated Statements of Operations

For the Nine Months Ended September 30, 2014 and 2013

(Unaudited)

	2014	2013
Net Revenues:
Patient services	$65,607,006	$56,211,160
Provision for doubtful accounts	(2,799,237)	(2,409,733)
Net patient services revenue	62,807,769	53,801,427
Management fees from affiliates	4,056,981	4,986,012
Other revenue	4,271,194	3,845,254
Revenues	71,135,944	62,632,693
Equity in earnings of affiliates	2,039,811	4,502,759
Operating Expenses:
Salaries and benefits	22,317,768	19,770,112
Supplies	17,383,162	16,993,555
Other operating expenses	28,810,032	24,513,007
Impairment of goodwill	—	20,847,608
Depreciation and amortization	4,204,828	3,636,840
Total operating expenses	72,715,790	85,761,122
Other Income (Expense):
Interest expense, net	(1,329,932)	(1,575,535)
Other income (expense)	30,840	39,852
Net other (expense)	(1,299,092)	(1,535,683)
Loss from continuing operations, before taxes	(839,127)	(20,161,353)
(Provision) benefit for income taxes	852,005	(961,105)
Income (loss) from continuing operations, net of taxes	12,878	(21,122,458)
Loss from discontinued operations, net of tax	(620,823)	(196,705)
Extraordinary gain, net of taxes, attributable to Foundation Healthcare	—	4,872,746
Extraordinary gain, net of taxes, attributable to noncontrolling interests	—	2,094,856
Net loss	(607,945)	(14,351,561)
Less: Net income attributable to noncontrolling interests	2,054,872	1,522,445
Net loss attributable to Foundation Healthcare	(2,662,817)	(15,874,006)
Preferred noncontrolling interests dividends	(585,640)	(720,621)
Net loss attributable to Foundation Healthcare common stock	$(3,248,457)	$(16,594,627)
Earnings per common share (basic and diluted):
Net loss attributable to continuing operations attributable to Foundation Healthcare common stock	$(0.02)	$(0.13)
Loss from discontinued operations, net of tax	0.00	0.00
Extraordinary gain, net of tax, attributable to Foundation Healthcare	0.00	0.03
Net loss per share, attributable to Foundation Healthcare common stock	$(0.02)	$(0.10)
Weighted average number of common and diluted shares outstanding	170,163,181	162,703,399
Pro forma income information (Note 3):
Pro forma provision for income taxes		$(1,240,455)
Pro forma net income attributable to noncontroling interests		$1,170,410
Pro forma net income attributable to Foundation Healthcare common stock		$(15,801,321)
Pro forma basic and diluted net income per share		$(0.10)

FOUNDATION HEALTHCARE, INC.

Condensed Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2014 and 2013

(Unaudited)

	2014	2013
Operating activities:
Net loss	$(607,945)	$(14,351,561)
Less: Loss from discontinued operations, net of tax	(620,823)	(196,705)
Less: Extraordinary gain, net of tax	—	6,967,602
Income (loss) from continuing operations	12,878	(21,122,458)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	4,204,828	3,636,840
Impairment of goodwill	—	20,847,608
Stock-based compensation, net of cashless vesting	876,851	41,922
Provision for doubtful accounts	2,799,237	2,409,733
Equity in earnings of affiliates	(2,039,811)	(4,502,759)
Changes in assets and liabilities, net of acquisitions and extraordinary items
Accounts receivable, net of provision for doubtful accounts	(4,338,374)	(6,360,666)
Receivables from affiliates	(175,698)	202,017
Supplies Inventories	(35,657)	96,593
Prepaid and other current assets	(1,788,871)	(684,284)
Other assets	(204,838)	400,415
Accounts payable	(1,791,968)	202,838
Accrued liabilities	3,909,337	6,801,418
Other current liabilities	(2,130,737)	1,016,176
Other liabilities	3,087,988	2,149,353
Net cash provided by operating activities from continuing operations	2,385,165	5,134,746
Net cash used in operating activities from discontinued operations	(454,338)	(449,993)
Net cash provided by operating activities	1,930,827	4,684,753
Investing activities:
Cash received in business acquisition	—	68,170
Purchase of property and equipment	(1,810,180)	(3,478,983)
Disposal of property and equipment	—	184,313
Sale of equity investment in affilliates	178,000	—
Cash received in extraordinary gain transaction	—	463,678
Distributions from affiliates	2,061,937	4,522,247
Net cash provided by investing activities from continuing operations	429,757	1,759,425
Net cash provided by investing activities from discontinued operations	—	200,000
Net cash provided by investing activities	429,757	1,959,425
Financing activities:
Debt proceeds	29,092,552	12,190,184
Debt payments	(24,560,683)	(5,358,842)
Common stock proceeds	—	375,000
Preferred noncontrolling interests proceeds	—	7,500,000
Preferred noncontrolling interests dividend	(583,693)	(919,715)
Redemption of preferred noncontrolling interests	—	(13,509,195)
Distributions to noncontrolling interests	(2,879,989)	(94,492)
Distributions to member	—	(766,118)
Net cash provided by financing activities from continuing operations	1,068,187	(583,178)
Net cash used in financing activities from discontinued operations	(4,072,896)	(294,039)
Net cash used in financing activities	(3,004,709)	(877,217)
Net change in cash and cash equivalents	(644,125)	5,766,961
Cash and cash equivalents at beginning of period	4,212,076	2,524,417
Cash and cash equivalents at end of period	$3,567,951	$8,291,378
Cash Paid for Interest and Income Taxes:
Interest expense	$1,604,256	$1,722,012
Interest expense, discontinued operations	$168,733	$39,408
Income taxes, continuing operations	$3,255,623	$—